Exhibit 10.1

                                    AGREEMENT

     This Agreement (the "Agreement") is made and entered into as of the 3rd day of October, 2005, by and among H. H. Brown Shoe Technologies, Inc., a Delaware corporation doing business as Dicon Technologies with its principal office at 124 West Putnam Avenue, Greenwich, Connecticut 06830 ("Dicon"), Hydrogel Design Systems, Inc., a corporation organized and existing under the laws of Delaware with its principal office at 2150 Cabot Blvd. West Suite B, Langhorne, PA 19047, and the wholly owned subsidiary of Hydrogel Design Systems, Inc., to be formed (the "Hydrogel Subsidiary") (Hydrogel Design Systems, Inc. and the Hydrogel Subsidiary are hereinafter collectively referred to as "Hydrogel").

                                    RECITALS

     Dicon is the owner of substantial technology, issued and pending U.S. and foreign patents, Know-How (as such term is defined below) and proprietary information (collectively, the "Technology") for the production and manufacture of hydrophilic urethane foam products and polyurethane gels, components and materials (the "Products"). The Products covered by this Agreement are set forth in Appendix A attached to this Agreement (the "Licensed Products"). Appendix A may be supplemented from time to time during the term hereof by mutual agreement of the parties hereto set forth on a revised Appendix A to be attached to this agreement.

     Dicon is the owner of the Patents specified in Appendix B attached to this Agreement.

     Dicon is the owner of the Trademarks specified in Appendix C attached to this Agreement. Hydrogel desires to purchase certain of Dicon's equipment to manufacture Licensed Products and obtain an exclusive license to manufacture and non-exclusive license to distribute Licensed Products in the Territory (as such term is defined below), and Dicon is willing to grant such specific right, all on the terms and conditions hereinafter set forth.

     Dicon is the owner of the Patents specified in Appendix D (the "Dryz Patents") attached to this Agreement. Hydrogel desires to purchase certain of Dicon's equipment to manufacture products for Dicon under the Dryz Patents as set forth on Appendix D (the "Dryz Products") and to obtain a non-exclusive license to manufacture the Dryz Products in the United States, and Dicon is willing to grant such specific right, all on the terms and conditions hereinafter set forth.

     NOW THEREFORE, in consideration of the terms, covenants and provisions contained herein, the parties do hereby agree as follows:

1. DEFINITIONS.

     For the purposes of this Agreement, the following terms shall have the meaning set forth below:

     "HH Brown Parties" means Dicon, H.H. Brown Shoe Company, Inc. or any of their divisions, subsidiaries or affiliates.

     "Know-How" shall have its usual and accepted meaning such as, by way of example, but not limited to, all factual knowledge, proprietary information, trade secrets, procedures, processes, methods, designs, discoveries, inventions, patent applications, licenses, software and source code, programs, prototypes, techniques, ideas, concepts, data, engineering, manufacturing information, specifications, diagrams, schematics, or rights or works of authorship, whether or not reduced to writing and including without limitation all chemical, biochemical, manufacturing, formulation and scientific research information, whether or not capable of precise separate description but which alone or when

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accumulated  gives to the one acquiring it an ability to study,  test,  produce, formulate, manufacture or market something which one otherwise would not have known how to study, test, produce, formulate, manufacture or market in the same way.

     "Hydrogel Parties" means Hydrogel, any of its divisions, subsidiaries or affiliates.

     "Territory" means North America and any additional territories as may be granted by Dicon in accordance with Section 3a hereof.

2. SALE OF EQUIPMENT.

     a. First Line Equipment. Dicon agrees to sell, and Hydrogel agrees to purchase, one (1) urethane casting line, including RF Oven and associated line components, used in the production of Licensed Products and one (1) PU Gel molding line, and associated line components (together, the "First Line Equipment"). A complete description of the First Line Equipment and its specifications and any documentation (the "Documentation") are set forth on Appendix E attached to this Agreement.

     b. Condition. Hydrogel confirms that it has had opportunity to inspect the First Line Equipment at Dicon's facility in New Jersey and acknowledges that the First Line Equipment is being purchased "USED" and that Dicon makes no warranties as to its condition except as expressly provided herein.

     c. First Line Equipment Price; Payment Terms. The purchase price of the First Line Equipment's urethane casting line shall be Two Hundred Fifty Thousand Dollars (US$250,000.00). The purchase price of the First Line Equipment's PU Gel molding line shall be Twenty Thousand Dollars (US$20,000.00). The purchase price for the First Line Equipment shall be payable by wire transfer to an account designated by Dicon in installments as follows:

          i. one hundred thirty five thousand (US$135,000), on the execution of this Agreement by Dicon and Hydrogel. The initial $135,000 payment shall be made before Dicon provides any additional technical know-how, information or data to Hydrogel. Except as provided in Section 2(f) below, this amount is nonrefundable.

          ii. one hundred thirty five thousand (US$135,000) on completion of equipment set up in Pennsylvania and upon the first production run according to the specifications set forth on Appendix F (the "Test Date").

     d. Second Line Equipment. In addition to the First Line Equipment, Hydrogel agrees to purchase Dicon's second urethane casting line, including RF Oven and associated line components (the "Second Line Equipment"). A complete description of the Second Line Equipment and its specifications and any documentation (the "Documentation") are set forth on Appendix G attached to this Agreement. The purchase of the Second Line Equipment shall be consummated on March 31, 2006, or earlier by mutual agreement of the parties hereto.

     e. Condition. Hydrogel acknowledges that the Second Line Equipment is being purchased "USED" and that Dicon makes no warranties as to its condition except as expressly provided herein.

     f. Second Line Equipment Purchase Price; Payment Terms. The purchase price of the Second Line Equipment shall be Three Hundred Fifty Thousand Dollars (US$350,000.00). The purchase price for the Second

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          Line  Equipment  shall  be  payable  by wire  transfer  to an  account designated by Dicon in installments as follows:

          i. fifty thousand (US$50,000) by February 28, 2006, or such earlier time as the parties shall mutually agree upon.

          ii. three hundred thousand (US$300,000) amortized over a period of thirty-six (36) months at an annual variable rate of interest equal to Prime plus two percent (2%) percent, with principal and interest to be payable monthly beginning April 1, 2006 and continuing on the first day of each successive calendar month until the full amount shall have been paid, all in accordance with the terms of a promissory note to be executed by Dicon and Hydrogel, which promissory note shall be governed by Connecticut law, shall grant Dicon the right to accelerate in the event of a default by Hydrogel thereunder or under this Agreement, and if suit is brought to enforce the promissory note, shall entitle Dicon to recover attorneys' fees, court costs and costs of investigation. The Prime Rate shall be the Prime Rate as published in the Wall Street Journal, as adjusted from time to time. By way of example, based upon the Prime Rate on the date hereof (6.75%), the initial monthly payment of principal and interest would be $9,505.05 ($7,317.55 in principal and $2,187.50 in interest). Until said promissory note shall have been paid in full in accordance with its terms, the obligations thereof shall be secured by a first priority lien by the Second Line Equipment in accordance with the terms of a security agreement to be entered into by Dicon and Hydrogel.

     g. Retention of Title. Title to the First Line Equipment shall not pass until 100% percent of the Purchase Price and all other charges and fees are paid in full, excluding royalties. Upon the final payment, Dicon warrants that title to the First Line Equipment shall pass to Hydrogel free and clear of any and all liens, equities, claims, prior assignments, mortgages, charges, security interests, pledges, conditional sales contracts, collateral security arrangements and other title retention arrangements, restrictions or encumbrances whatsoever. Dicon agrees to provide Hydrogel with proof of the satisfaction or release of liens, if any, as necessary to satisfy the provisions of this paragraph.

          Title to the Second Line Equipment shall pass in accordance with the delivery of the equipment to Hydrogel FOB Dicon's factory.

     h. Shipping Terms. All equipment shall be shipped FOB Dicon's factory at 3-00 Banta Place Fairlawn, New Jersey. Hydrogel shall pay the cost, insurance and freight necessary to bring the equipment to the named destination.

     i. Services. At no additional charge, Dicon representatives shall provide reasonable assistance to Hydrogel in the placement and re-assembly of any equipment; provided, however, that the Hydrogel facility shall be ready to accept the equipment and Hydrogel shall have readily available all necessary utilities, and shall provide, at its sole cost and expense, all machinery, labor and other services necessary for the installation of the equipment. Hydrogel agrees to have ready and available sufficient labor and appropriate raw materials for the initial start-up and line testing of the equipment, including any additional equipment necessary for the production line. Dicon agrees to provide Hydrogel raw materials, up to a maximum of $5,000, necessary for initial start-up operations of the First Line Equipment. All employees or representatives of Dicon shall at all times remain under Dicon's supervision and control.

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          Upon  reasonable  prior  notice  by  Dicon,  Hydrogel  agrees  to send qualified employees to Dicon's facility in New Jersey to observe the final breakdown of the equipment and to familiarize Hydrogel with the line layout and to begin operational training. All costs and expenses of the Hydrogel representatives in connection with their travel and stay shall be the responsibility of Hydrogel. Additionally, following successful start-up and initial line testing, Dicon representatives shall provide, at no additional charge, reasonable support services for 30 days. Thereafter, support services shall be at agreed upon additional charges.

     j. LIMITED WARRANTY; Hydrogel's Responsibility. Dicon warrants that the equipment, at the time of the installation and demonstration pursuant hereto, will conform substantially to the product specifications set forth in Appendix E for the First Line Equipment, the product specifications set forth in Appendix G for the Second Line Equipment, and be in working order. DICON MAKES NO OTHER REPRESENTATIONS OR WARRANTIES EXPRESS OR IMPLIED WITH RESPECT TO THE EQUIPMENT, AND EXPRESSLY DISCLAIMS WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. ALL OTHER WARRANTIES, CONDITIONS OR LIABILITIES, EXPRESS OR IMPLIED, BY OPERATION OF LAW OR OTHERWISE, ARE EXPRESSLY EXCLUDED AND WAIVED BY Hydrogel. It shall be Hydrogel's responsibility to ensure that the equipment is operated in a proper and safe manner. Hydrogel acknowledges that it shall be solely responsible for providing the necessary utilities (hot and cold water, electricity, pneumatic service, ventilation, heating, and cooling).

     k. Supply of Pre-Polymer. During the Term hereof, Dicon agrees to make arrangements to dropship pre-polymer to Hydrogel from its current vendor to be used by Hydrogel in connection with its manufacture of the Licensed Products, all at prices and upon such other terms and conditions as the parties shall mutually agree upon from time to time. Payment terms for any pre-polymer that is shipped to Hydrogel under this subsection 2k shall be net forty-five (45) days from the date of Dicon's invoice to Hydrogel. Any such dropship arrangement shall at all times remain subject to the reasonable availability of pre-polymer from such vendor and terms and conditions of sale imposed by vendor which are acceptable to Dicon in its discretion.

3. MANUFACTURE AND DISTRIBUTION RIGHTS.

     a. Grant of Exclusive License; Limitations. Dicon hereby grants to Hydrogel, and Hydrogel hereby accepts, a non-transferable, exclusive license (the "License") in and to the Patents listed in Appendix B and the Trademarks listed in Appendix C solely for the purpose of manufacture by Hydrogel in the USA, and a non-exclusive license for the sale and distribution of Licensed Products to customers in the Territory for end-users located in the Territory and outside of the
          Territory as specifically permitted by Dicon below. Hydrogel acknowledges and agrees that nothing contained in this Agreement shall prevent or restrict Dicon, directly or indirectly, from manufacturing any of the Licensed Products for sale or distributing outside of the Territory or for the purpose of filling orders or demand for Licensed Products in the Territory which Hydrogel, for whatever reason, is unable to meet or satisfy.

          Except as expressly provided below, the License granted hereby is expressly limited to the manufacture, sale and distribution of Licensed Products to customers in the Territory for end-users located in the Territory or as component parts for products for which the end-users are located in the Territory. Every other manufacture, sale and/or distribution of Licensed Products shall require Dicon's prior written consent in every instance, which consent Dicon may exercise in its sole discretion; provided, however, if Hydrogel introduces a substantial account for the sale and distribution of Licensed Products outside of the Territory, then Dicon agrees not to unreasonably withhold its consent, subject, at all times, to Hydrogel's payment of

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          the  Royalties  set forth  herein for any such sales.  Dicon agrees in good faith to review any proposal by Hydrogel for any sale or marketing of Licensed Products by it outside the Territory, but Dicon shall have no obligation to grant any additional rights hereunder to Hydrogel that Dicon does not deem to be in its best interest. Additionally, it is expressly understood and agreed that any refusal by Dicon to consent to Hydrogel's sale or distribution of Licensed Products to any territory for which Dicon has granted or contemplates granting one or more licenses or distribution rights to any other party shall be reasonable. Should Hydrogel discover that Licensed Products are being distributed or sold outside of the Territory in violation of this Agreement, Hydrogel shall immediately notify Dicon thereof and unless Dicon shall expressly consent thereto in writing, Hydrogel shall cause such distributor or seller, with whom it has a direct relationship, to cease to use, distribute or sell such products.

     b. Grant of Non-Exclusive License - Dryz; Limitations. Effective upon the purchase by Hydrogel of the Second Line Equipment, Dicon grants to Hydrogel, and Hydrogel hereby accepts, a non-transferable, non-exclusive license (the "Dryz License") in and to the Dryz Patents necessary to and solely for the purpose of manufacture of Dryz Products for Dicon's or any of the H.H. Brown Parties' sale and distribution to end-users located in the United States and otherwise on the terms and conditions set forth herein.

          The Dryz License granted hereby is expressly limited to the manufacture of Dryz Products for Dicon or H.H. Brown Parties for end-users located in the Territory or as component parts for products for which the end-users are located in the Territory. Every other manufacture or other use of the Dryz Patents or Dryz Products shall require Dicon's prior written consent in every instance, which consent Dicon may exercise in its sole discretion

     c. No Sublicensing. The license granted hereby may not be transferred or sublicensed by Hydrogel; provided, however, Hydrogel shall have the right, upon prior notice in writing to Dicon, to cause any of the Hydrogel Parties to manufacture, sell and distribute the Licensed Products in the Territory. Hydrogel shall not have the Licensed Products or Dryz Products manufactured for it by any third party without the prior written consent of Dicon.

     d. Reserved Rights. Rights not herein specifically granted to Hydrogel are reserved by Dicon and may be used by Dicon without limitation. Nothing in this Agreement shall be construed as conveying, expressly or by implication, any right under any of Dicon's Know-How and intellectual property except in connection with the right to use the Technology, Trademarks and Patents to manufacture and sell Licensed Products pursuant to the terms hereof and the right to use the Dryz Patents to manufacture Dryz Products pursuant to the terms hereof. Any use by Dicon of such reserved rights, including but not limited to the use or authorization of the use of the Technology, Trademarks and
          Patents, including the Dryz Patents, in any manner whatsoever not inconsistent with Hydrogel's rights under this Agreement, shall not be deemed to be interference with or infringement of any of Hydrogel's rights. The parties acknowledge and agree that Dicon will continue to offer, sell and distribute Licensed Products and Dryz Products worldwide as end-products and/or component parts, which may include all or part of the Territory. Nothing in this Agreement shall be construed as conveying, expressly or by implication, any of Dicon's rights and obligations to manufacture and supply or have manufactured or supplied that certain medicated brace insert, including any new technology related thereto, for the account of Chattem, Inc. for sale and distribution worldwide, including all or part of the Territory, and any use of such reserved rights shall not be deemed to be interference with or infringement of any of Hydrogel's rights hereunder.

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     e.   Royalties - Licensed  Products.  Except as otherwise  provided in this
          Agreement, in consideration of the license herein granted, and in addition to the fixed payments provided for in Section 1c above, Hydrogel shall pay to Dicon continuing royalties from seven to ten percent (7- 10%) of the Net Selling Price, all as determined in good faith by Dicon taking into consideration the type of Licensed Product and the content of the Licensed Product.

          For purposes of this Agreement, "Net Selling Price" means the amounts actually billed on sales of Licensed Products after deducting sales taxes and shipping costs. The revenues received from any Direct Purchase (as defined below) shall not be included.

     f. Direct Purchases by Dicon. For any purchase of Licensed Products or Dryz Products by Dicon, any HH Brown Party or Dicon's licensees or authorized agents (a "Direct Purchase"), the prices shall be determined in accordance with subsection 3g below. Unless otherwise agreed to in writing by Dicon and Hydrogel, no royalties shall be due and payable by Hydrogel to Dicon in connection with any Direct Purchase.

     g. Pricing - Direct Purchases. The pricing for any Direct Purchase is specified in Appendix H attached to this Agreement or as otherwise determined by mutual agreement of the parties hereto from time to time and confirmed in a writing signed by both parties.

     h. Direct Purchase Estimates. During the first year of the Term hereof, Dicon estimates the amount of Direct Purchases of Licensed Products to be $250,000 - $750,000, more or less. During the second year of the Term hereof, Dicon estimates the amount of Direct Purchases of Licensed Products to be $750,000 - $1,000,000, more or less. These estimates are provided at the request of Hydrogel and do not constitute purchase guarantees or minimum purchase quantities. These figures are estimates only and are not binding on any HH Brown Parties and shall not constitute any representation, warranty or covenant on the part of any HH Brown Parties to order and/or purchase Licensed Products from Hydrogel. Dicon shall have no liability whatsoever to Hydrogel in connection with the estimates contained in this paragraph.

     i. Payments; Statements. Royalties shall accrue when any Licensed Products are invoiced or shipped, whichever is earlier. Royalties shall be paid by Hydrogel within thirty (30) days following the end of each month, beginning with the end of the first full month. Unless otherwise directed by Dicon, all payments of royalties shall be made to Dicon by wire transfer to an account designated by Dicon, without deduction for taxes, assessments, or other charges which may be imposed on Dicon by any governmental authority or any political subdivision thereof with respect to any amounts payable to Dicon pursuant to this Agreement, and without deduction for banking or wire transfer fees. With each payment of royalties, Hydrogel agrees to furnish to Dicon a written statement, showing, the stock number, item, units sold, description, quantity shipped, gross invoice, and reportable sales of Licensed Products sold by Hydrogel during such month, including customer names and the amount of royalties due for such period.

          For Direct Purchases by any HH Brown Parties, payment terms shall be net thirty (30) days from date of invoice. For any payments by any of the HH Brown Parties made within ten (10) days from date of invoice, a discount of two percent (2%) of the invoiced amount shall apply.

     j. Records. Hydrogel will at all times during the term of this Agreement keep accurate books of account and other records reflecting all sales of the Licensed Products, and will carefully prepare and maintain such books and records for at least five (5) years following the termination of this Agreement. Hydrogel hereby grants to Dicon or its representatives the right to inspect and make copies of such books and records for the purpose of ascertaining or confirming the accuracy of statements made under this Agreement.

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     k.   Term.  This  Agreement  shall begin on the date of this  Agreement and continue for a period of three (3) years, unless sooner terminated as provided herein. Provided that Hydrogel is not in uncured breach of this Agreement on the expiration of the initial term, this Agreement shall automatically renew for one (1) period of two (2) years (hereinafter the extension term) commencing as of the end of the initial term and ending on the last day of the extension term at midnight Eastern Standard Time, unless sooner terminated pursuant hereto. Thereafter, unless either party shall provide the other party with notice of its intent to terminate this Agreement within ninety
          (90) prior to the expiration of the extension term, the term of this Agreement shall automatically renew for successive periods of one (1) year each (each an "additional extension term") commencing as of the end of the extension term, unless sooner terminated pursuant hereto and provided, however, that during any such additional extension term, either party shall have the right to terminate this Agreement upon 120 days written notice to the other party of its intention to terminate this Agreement. Any such additional extension term shall be subject to the same terms and conditions as provided herein. The initial term, any extension term and any additional extension term are hereinafter sometimes collectively referred to as the "Term".

4. ADDITIONAL HYDROGEL RESPONSIBILITIES, COVENANTS AND AGREEMENTS.

     a. Best Efforts. Hydrogel will use its commercial best efforts to continuously manufacture, sell and distribute to meet orders for Licensed Products and Dryz Products. Hydrogel shall not make or authorize any use, direct or indirect, like or similar, of the Technology, Patents, Dryz Patents, or Trademarks, Licensed Products or Dryz Products, outside of the Territory or in contravention of its rights hereunder and will not knowingly sell Licensed Products to persons, other than Dicon, who intend or are likely to resell them outside of the Territory.

     b. Conduct of Business. Hydrogel warrants to Dicon that it will conduct its business hereunder in a manner that reflects only favorably on the quality image of the Trademarks, Licensed Products and Dryz Products. Hydrogel will not (a) do any act or thing which may in the reasonable opinion of Dicon (i) bring Dicon or its products into contempt, disrepute or ridicule or (ii) portray any of these in a manner which is or can be reasonably construed as being offensive or unsafe (e.g., encourage unsafe use or application, etc.); or (b) do or assist in any act which, in the opinion of Dicon, damages or tarnishes the goodwill, image, or reputation of the Trademarks, Licensed Products, Dryz Products and their respective trademarks and products. Hydrogel recognizes the importance for Dicon to maintain the image associated with the Licensed Products, Dryz Products and Trademarks and the goodwill associated with the Trademarks and undertakes not to sell the Licensed Products to parties which may adversely affect the said image and goodwill, such parties to be determined from time to time at the discretion of Dicon.

     c. Labeling. Hydrogel agrees, as an essential condition of this Agreement, that it will cause to appear in the appropriate place on or within each of the Licensed Products sold and distributed by it or on Hydrogel's behalf or for the account of Hydrogel under this Agreement and on or within all tags, labels, packaging, advertising, promotional and display materials bearing an appropriate trademark or service mark ownership notice and such other legends, markings and notices in accordance with the guidelines adopted by Dicon from time to time and communicated to Hydrogel and as may be reasonably required by Dicon's legal counsel or by law to give appropriate notice of all trademarks, trade name, patents, patents pending or other rights therein or pertaining thereto.

     d. Quality Control; Quality Submissions; Approval; Inspection Rights. Hydrogel hereby covenants and agrees that the Licensed Products and Dryz Products covered by this Agreement shall be of high standard and of such quality, style and appearance at least equal to the quality, design, material and workmanship of the Licensed Products or Dryz Products or comparable products manufactured and distributed by Dicon on the date hereof and at any time during the Term; that such products will be manufactured, packaged, sold and distributed and advertised, as applicable, in accordance with all applicable (whether national, federal, state, provisional or local) laws; and that the policy of sale, distribution and/or exploitation by or on behalf of Hydrogel of the Licensed Products shall be of high standard and to the best advance of said Trademarks and any trademarks associated therewith and that the same shall in no manner in the sole and reasonable judgment of Dicon be offensive to good taste, reflect adversely upon the good name of Dicon or of any of its programs or said Trademarks or the value of any of these. Any carton, container and packaging or wrapping material, if the Trademarks appear thereon, shall be of first class merchantable quality consistent with manufacturing standards prevailing in the industry and shall be subject to the approval of Dicon as set forth below. Dicon shall be entitled to reject any design which it deems offensive to good taste or incompatible with Dicon's brand image.

          Prior to any production of the Licensed Products or Dryz Products and/or use of any Trademarks and the sale or distribution of any Licensed Products, Hydrogel shall obtain Dicon's prior written approval of the specifications for first production runs and shall provide Dicon's designate with appropriate information and first production samples of any products covered by this agreement and any proposed packaging, advertising, and literature which Hydrogel intends to use in merchandising Licensed Products (the "Quality Submissions"), and such other samples and information as Dicon may reasonably request from time to time. No Quality Submissions will be approved until Dicon's designate has provided express approval of the same in writing. Dicon will use reasonable efforts to approve or disapprove any Quality Submissions within ten (10) days from its receipt of such submissions. If a response is not received by Hydrogel after such ten day period, then Hydrogel shall be entitled to give Dicon notice in writing of its inaction and, if Dicon fails to respond with ten (10) days from such notice, the submissions shall be deemed approved hereunder. Without the prior written approval of Dicon, Hydrogel shall not sell or distribute any Licensed Products which deviate from the approved License Quality Submissions more than the deviation which would occur as a result of normal deviations in raw material characteristics and manufacture. Hydrogel shall immediately notify Dicon of any changes made in the Licensed Products or its packaging or advertising materials during the term of this Agreement and submit production samples thereof to Dicon for its approval in accordance with this Agreement. Hydrogel agrees to notify Dicon promptly of any material change in manufacturing, shipping or selling locations.

          Hydrogel shall comply with all laws and regulations of all applicable jurisdictions relating to the manufacture, sale and distribution of the Licensed Products and Dryz Products, as applicable. Hydrogel will, at its expense, promptly undertake such registration, recording, validation  or  reporting.  Hydrogel  will  supply  prompt  notice and appropriate verification of any such registration, recording, validation or reporting and any agency ruling resulting therefrom. Hydrogel agrees that it will not violate any applicable United States, foreign or international labor laws or treaties, including child labor laws.

          Hydrogel agrees to permit, from time to time, designated representatives of Dicon to inspect the office and factory premises of Hydrogel as well as any other selling, manufacturing and shipping locations where the Licensed Products and/or Dryz Products are produced, shipped, sold or kept by Hydrogel, on behalf of or for the account of Hydrogel, at reasonable times during normal business hours, for examination of such Licensed Products and/or Dryz Products as may be licensed hereunder in connection with which Hydrogel uses or intends to use said Trademarks and for the purpose of enabling Dicon to determine whether or not Hydrogel is meeting acceptable standards of quality.

     e. Title and Protection of Patents and Trademarks. Hydrogel agrees not to seek any United States or foreign patent or trademark or other protection for the Patents, Dryz Patents, and Trademarks or the Technology as they are used in connection with the rights of Hydrogel under this Agreement and agrees that its use of the Patents, Dryz Patents, Trademarks and the Technology is for the sole benefit of Dicon. Hydrogel agrees to assist Dicon, at Dicon's expense, to the extent necessary in the procurement of any protection or to protect any of Dicon's rights to the Trademarks, Patents, Dryz Patents and the Technology, including any patents that have issued, or will issue, from any continuation, improvement, continuation-in-part, divisional, parent, reissue, or reexamination application of any Patent, or any patent or foreign equivalent to or based upon any such patent. Hydrogel agrees to execute and deliver to Dicon in such form as Dicon shall reasonably request, any and all documents which may be necessary or desirable to assist Dicon in recording any Trademark, Patent or Dryz Patent in the Territory.

          Hydrogel agrees that it will not at any time use a shape, mark or design identical with or confusingly similar to any of the Trademarks. Hydrogel agrees not to contest the validity of the Patents, Trademarks or any rights of Dicon therein, nor shall Hydrogel become an adverse party in litigation in which others shall contest the Patents, Trademarks or Dicon's rights thereto. In the event Hydrogel obtains trademark protection by way of registrations or the like or in any way whatsoever with respect to the Trademarks said registrations or the like and trademarks shall be promptly assigned to Dicon or Dicon's designee.

     f. Confidentiality. Hydrogel agrees, on behalf of itself, its directors, officers, employees, agents, representatives and affiliates to hold in strict confidence and not disclose, publish, reveal to any third party or use for its own benefit, except as permitted in furtherance of this Agreement, any confidential information of Dicon, unless required to do so by law. For purposes of this Agreement, the term "confidential information" shall mean any information disclosed by one party to the other which:

               (i)  at the time of disclosure, is not in the public domain;

               (ii) at the  time of  disclosure,  is not  already  known  to the non-disclosing party and documented by such party;

               (iii) is not rightfully in the possession of the disclosing party from a third party who was not in breach of any obligation of confidentiality to the non-disclosing party; or

               (iv) is not the subject of a subpoena or demand of any court,  or governmental or administrative body or agency, provided that the disclosing party shall promptly notify the non-disclosing party of such subpoena or demand.

          Notwithstanding anything to the contrary contained in this Section 4(f), Hydrogel shall be permitted to disclose confidential information as follows:

               (A) To Hydrogel's representatives who need to know such confidential information for the purpose of administering Hydrogel's rights and obligations under this Agreement. Hydrogel agrees to cause its representatives to whom it discloses confidential material to comply with the restrictions on the use and disclosure thereof contained herein to the same extent as such restrictions apply to Hydrogel.

               (B) To any investor, or material credit enhancer or other person that is, or is contemplating, investing in or financing Hydrogel's activities hereunder, but only as reasonably necessary for the specific purpose thereof and provided that such person agrees in writing to limit its use and disclosure of such confidential information on terms not less restrictive in any material respect than the terms hereof, and further provided that Dicon is expressly
                    designated  as  a  third  party   beneficiary  of  any  such
                    agreement.

               (C) To the extent necessary or desirable to establish, enforce or assert any claims or defenses in connection with any legal proceeding by or against Hydrogel, provided Hydrogel will promptly notify Dicon thereof and use reasonable efforts to obtain protective measures to safeguard the confidential information.

               (D) To auditors, reviewers or examiners in the course of any internal or external audit, review or examination of us or any of our affiliates, provided that such auditors, reviewers or examiners are required by law, regulation or policy to keep such information confidential.

               (E) To the extent otherwise required by law, regulation, legal process or requested by any governmental or regulatory authority; provided, that Hydrogel shall exercise commercially reasonable efforts to (A) promptly notify Dicon in order to provide Dicon an opportunity to seek any available protective order; (ii) provide Dicon with reasonable cooperation, upon reasonable request by Dicon and at Dicon's expense; and (iii) disclose only the portion of Dicon's confidential information that is required to be disclosed under such law, regulation or order.

     g. Non-Solicitation. Each party to this agreement covenants and agrees that during the Term of this agreement and in any event for a period of eighteen (18) months thereafter, it will not, directly or indirectly, hire, solicit to hire, assist others to hire, or assist others to solicit to hire, any person who is or was an employee or agent of the other party at any time during the Term hereof.

     h. Specific Performance. Without intending to limit the remedies available to Dicon, Hydrogel acknowledges and agrees that any breach by it of the terms of Sections 4f and 4g of this agreement will result in immediate irreparable injury to Dicon for which Dicon will not have an adequate remedy at law. Hydrogel further agrees that Dicon shall be entitled to obtain immediate injunctive relief in any court of competent jurisdiction to restrain the breach or threatened breach of, or otherwise to specifically enforce, any of the covenants contained in such section, without the necessity of proving irreparable injury or the inadequacy of monetary damages.

5. TERMINATION.

     a. If either party violates any of its obligations under this Agreement or otherwise breach this Agreement, the other party may give the defaulting party written notice of such default. If the defaulting party shall fail or refuse to remedy such default within thirty (30) days from the date of said notice, this Agreement may be terminated by a second written notice and said termination shall be effective as of the date of the second notice of default, subject to a party's right to demand resolution of any dispute or controversy concerning such termination or otherwise by arbitration, all in accordance with Sections 8 and 9 hereof. Notwithstanding, Hydrogel shall be entitled to only ten (10) days to remedy any violation or breach by Hydrogel of any payment obligation, restrictive covenant or any agreement relating to the Trademarks, Patents, Dryz Patents and Know-How, and Dicon shall be required to give no more than two (2) notices in any twelve (12) month period of any breach by Hydrogel of a payment obligation before Dicon shall have the right to immediately terminate this Agreement upon written notice to Hydrogel for any subsequent default of a payment obligation during such period. Any such termination shall be without prejudice to any other rights or claims the aggrieved party may have against the defaulting party. Defaults under this Agreement shall be deemed to include, but shall not be limited to:

               i. failure by either party to fulfill any of its obligations under this Agreement;

               ii.  cessation   by   Hydrogel  of  its   manufacture,   sale  or
                    distribution of Licensed Products and/or Dryz Products in the normal course of business for a continuous period of sixty (60) days.

               iii. an  adjudication of bankruptcy or insolvency of either party under any bankruptcy or insolvency law, the appointment of a receiver for its business or any of its property, or the making of any general assignment for the benefit of creditors; or

               iv. the sale or disposition by Hydrogel of substantially all of its assets, stock or stock equivalents or the sale or disposition of a controlling interest in the ownership of Hydrogel.

          In addition, either party may, immediately upon notice, terminate this Agreement in its entirety or with respect to any particular license or right granted hereunder if the normal conduct of the business of the other party as a private enterprise ceases or is substantially altered as a consequence of action taken by governmental or other authority.

6. HOLD HARMLESS.

     a. Hydrogel. Hydrogel and the Hydrogel Subsidiary, jointly and severally, agree to indemnify, to defend and to hold harmless Dicon from claims of third persons either:

               i. proximately caused by the fault or negligence of Hydrogel and/or the Hydrogel Subsidiary, any or their officers, employees or agents; or

               ii. which relates to any customer disputes or claims relating to the manufacture, marketing, sale, distribution, installation, training or service of any Licensed Products or the performance thereof; or

               iii. which  relates to any other  failure by Hydrogel  and/or the
                    Hydrogel Subsidiary to comply with any terms of this Agreement; or

               iv. which relates to any failure by Hydrogel and or the Hydrogel Subsidiary to comply with applicable laws and/or regulations in the manufacture, distribution and sale of the Licensed Products.

     b. Dicon. Dicon agrees to indemnify, to defend and to hold harmless Hydrogel, from claims of third persons arising out of any actual or alleged infringement of any patent or trademark by any of the Patents, Dryz Patents or Trademarks listed on Appendix B, C and D, respectively. Hydrogel shall notify Dicon of any such infringement suit, action or claim promptly upon receiving notice or being informed of the existence thereof. Upon such notice from Hydrogel, Dicon shall promptly take such action as may be necessary to protect and defend Hydrogel against such suit, action, claim, judgment, debt, obligation or right of action, and shall indemnify Hydrogel against any costs or expenses incurred in connection therewith. Hydrogel shall have no power or authority to settle or compromise any such suit, action or claim and Hydrogel agrees to cooperate fully with DICON in connection with the defense thereof.

7. INSURANCE.

          Each Hydrogel party shall purchase and shall maintain at all times during the Term of this Agreement, insurance against public liability including products liability coverage with limits of liability of not less than $2 million combined single limit (bodily injury and property damage), naming Dicon as an additional insured in connection with the manufacture, sale and distribution of the Licensed Products, which insurance shall carry an endorsement to the effect that the same shall not be cancelled by the insurer without at least twenty (20) days prior notice to Dicon by registered mail. Hydrogel shall supply Dicon with proof of such insurance at the time of the execution of this Agreement and from time to time thereafter as such policies are renewed and at any other reasonable time requested by Dicon.

8. MISCELLANEOUS.

     a. Joint and Several Liability. Hydrogel and the Hydrogel Subsidiary shall be jointly and severally liable for any and all of their respective obligations and liabilities under this Agreement. A breach by Hydrogel or the Hydrogel Subsidiary under this Agreement shall also constitute a breach by the other party and shall entitle Dicon to exercise all of its rights and remedies under this Agreement and at law or in equity against Hydrogel or the Hydrogel Subsidiary, or both.

     b. Notice of Sale. If at any time during the Term hereof (i) Dicon shall desire to sell all or substantially all of the Know How related to the Licensed Products to a person or entity other than a sale or transfer to an affiliate of Dicon or as a result of a merger or consolidation resulting in Dicon or a Dicon affiliate having a controlling interest in the surviving entity, or (ii) Dicon shall desire to grant future licenses for the Territory for related technologies that it may develop, and provided that Hydrogel is not then in breach of this Agreement, Dicon agrees that it shall provide Hydrogel with sufficient notice of any such sale or licensing opportunity to permit Hydrogel to enter into discussions with Dicon concerning such opportunity and Dicon further agrees that it shall in good faith review any reasonable written offer by Hydrogel concerning any such opportunity.

     c. Entire Agreement; Amendment. This Agreement, including any Appendix referenced in this Agreement, represents the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements, understandings and communications, whether oral or written. No provision of this Agreement may be amended, revoked or waived except by a writing signed by a duly authorized representative of each party to this Agreement.

     d. Governing Law. This Agreement and the relationship of the parties hereto shall be governed in all respects by the laws of the State of Connecticut, United States of America, except that questions affecting the validity, construction and effect of any patent shall be determined by the law of the country in which the patent has been granted. In the event of any controversy between the parties respecting the interpretation or application of the terms of this Agreement, the procedures in Section 9 of this Agreement shall be followed.

     e. Assignment. This Agreement shall not be assigned by Hydrogel or the Hydrogel Subsidiary.

     f. Notices. Any notice required to be given hereunder shall be deemed sufficient and delivery shall be deemed complete if sent by registered or certified Air Mail or messenger service that can certify delivery to an officer or authorized representative of the other party, to the address of the party first above written.

9. DISPUTE RESOLUTION.

     a.   Except for  Dicon's  rights to seek  injunctive  relief as provided in
          Section 4h of this agreement, all disputes and controversies between the parties hereto of every kind and nature arising out of or in connection with this Agreement shall be resolved by arbitration in Bergen County, New Jersey, United States of America, within thirty
          (30) days after the dispute is submitted to an arbitrator. The Arbitration Rules of the American Arbitration Association applicable to Commercial Disputes shall be utilized in the arbitration proceedings. The arbitration hearing shall be conducted before a single arbitrator with experience in commercial matters to be selected by the parties within fifteen (15) days of the formal demand for arbitration by a party. If the disputing parties cannot within such time agree on an arbitrator, the arbitrator shall be chosen under American Arbitration Association procedures from its panels of arbitrators with commercial experience.

     b. The arbitration hearing shall be concluded in not more than three (3) days unless otherwise ordered by the arbitrator. The award on the hearing shall be made within thirty (30) days after the close of the submission of evidence at or in connection with the hearing. An award rendered by the arbitrator appointed pursuant to this Agreement shall be final and binding on the parties to such proceeding. Judgment on such award may be entered by any of the disputing parties in the highest court having jurisdiction in any country.

     c. The parties shall each bear all of their respective arbitration costs and expenses, provided, however, that the parties shall share equally the costs and expenses of the arbitrator. The failure or refusal of any party hereto to submit to arbitration in accordance with this Agreement shall be deemed a breach of this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

H. H. Brown Shoe Technologies, Inc.            Hydrogel Design Systems, Inc.
d/b/a Dicon Technologies
                                        /s/ Matthew Harriton
                              By:_______________________________________________
                                   Matthew Harriton, President, duly authorized

    /s/ Wayne Celia
By:_______________________________________
   Wayne Celia, President, duly authorized

                                   Appendix A
                                   -----------

                                Licensed Products

                    Roll Goods - Hydrophilic polyurethane foam produced in roll using any of the rights under the Patents listed on Appendix B attached hereto.

                    Molded Products - Hydrophilic and Polyurethane Foam and Gel molded products incorporating soaps, waxes, antibacterial and fragrances using any of the rights under the Patents listed on Appendix B attached hereto.

                                   Appendix B
                                   ----------

                                     Patents

1. US Pat No. 5,976,616 - Polyurethane Foam Materials With Skin Conditioning Additives
2. US Pat No. 6,566,576 B1 - Hydrocolloid Foam Medical Dressings and Method Of Making The Same
3. US Patent No. 6,706,775 - Polyurethane Foam Products with Controlled release of Agents and Additives
4. US Patent Application - Elastic bandage incorporating a Hydrophilic foam dressing
5. US Patent Application - Elastomeric Matrix with Fragrance Comprising a Synthetic Vapor Permeable Film To Control Release

                                   Appendix C
                                   -----------
                                   Trademarks


           Silverwear(TM)
           Dryz Gelz(TM)
           (Other specific DRYZ products with HHB written approval)

                                   Appendix D
                                   ----------

Dryz Patents:

        6. US PAT NO. 5,763,335
        7. US PAT NO. 6,025,287

Dryz Products:

        1.5mm Dryz moisture management foam

                                  Appendix E
                                  ----------

                       First Line Equipment Specifications



Line Speed----------------------------5-15 linear ft/minute

Traverse width------------------------ stationary-----18"

Product width-------------------------12" --24"

Batch size-(maximum) --------------0-4000 LBS

Oven Capacity------------------------
          Air temperature--------------- 250 Degree heat
          < 5 %----based on formulation and speed

Product Thickness--------------------.157"-1.5"

Product finished rolls Diameter-----0-50"

Paper roll Diameter------------------4-24"

Paper roll width----------------------24"-26" maximum

Maximum Polyol flow---------------1800 grams / Minute

Maximum Aqueous flow-------------3600 grams / Minute

                                   Appendix F
                                   ----------
                             Product Specifications

FINISHED PRODUCT SPECIFICATIONS
--------------------------------------------------------------------------------------------------------------------------------
             PRODUCT NAME:     I" PURECELL
--------------------------------------------------------------------------------------------------------------------------------
                 CODE NO.:     00030-DIC-PR1-l
--------------------------------------------------------------------------------------------------------------------------------
             DOCUMENT NO.:     FPI002
--------------------------------------------------------------------------------------------------------------------------------
PROPERTIES
                                               ---------------------------------------------------------------------------------
          SA TCH SPECIFICATIONS                         MINIMUM                     OPTIMUM                       MAXIMUM
--------------------------------------------------------------------------------------------------------------------------------
         % NON-VOLATILE (SOLIDS)                          40%                         50%                           60%
--------------------------------------------------------------------------------------------------------------------------------
                   pH                                     8.1%                       8.8%                           9.5%
--------------------------------------------------------------------------------------------------------------------------------
                VISCOSITY                                200cps                     500cps                         800cps
--------------------------------------------------------------------------------------------------------------------------------
                  COLOR                                                                                            WHITE
--------------------------------------------------------------------------------------------------------------------------------
                                               ----------------------------------------------------------------------------------
                 FOAM SPECIFICATIONS                    MINIMUM                     OPTIMUM                    MAXIMUM
---------------------------------------------------------------------------------------------------------------------------------
                     TYPE OF FOAM                                                   COSMETIC
---------------------------------------------------------------------------------------------------------------------------------
       WET GAUGE (THICKNESS) 1.200" 1.250" 1.300"
---------------------------------------------------------------------------------------------------------------------------------
                 DRY GAUGE (THICKNESS                    .9375"                      1.0"                       1.125"
---------------------------------------------------------------------------------------------------------------------------------
                MOISTURE CONTENT (WET)                    34%                         36%                        40%
---------------------------------------------------------------------------------------------------------------------------------
        MOISTURE LEVEL (AFTER DRYING)                                                                            <5%
---------------------------------------------------------------------------------------------------------------------------------
                        WIDTH                            16.5"                        17"                      17.5"*
---------------------------------------------------------------------------------------------------------------------------------
                  DUROMETER (POINTS)                       40                         45                          50
---------------------------------------------------------------------------------------------------------------------------------
                 DENSITY (LBS.lCU FT                      8.0                         9.0                        9.5
---------------------------------------------------------------------------------------------------------------------------------
                   GRAM WEIGHT G/FP                       5.0                         5.6                        6.2
---------------------------------------------------------------------------------------------------------------------------------
                      FRAGRANCE                                                       N/A
---------------------------------------------------------------------------------------------------------------------------------
             LENGTH OF ROLL (LINEAR FEET)                 N/A                   70 (Dryz Line)           80 (WR) white Room*
---------------------------------------------------------------------------------------------------------------------------------

APPROVALS

---------------------------------------------------------------------------------------------------------------------------------

     TECHNICAL MANAGER          QA MANAGER            REV# 2    NOTES
 --------------------------------------------------------------------------------------------------------------
                              J. Petrucelli           Rev.#1    1)Revised Length & Width of rolls
                                                                  (G.Narayan: Width
                                                     8/26/02    revision)
                                                      Rev.#2    2)Revised durometer from 30-35-40 1'0
                                                                40-45-50
                                                     10/1/02      Revised Density from 6.5-7.5-8.5 to 8-9-9.5
                                                                  as G. Narayan
                                                     Rev. #3    3) Revised Density from 8;09.0-9.5 to
                                                                6-0-7.5-8.5
                                                                  as G. Narayan
                                                     Rev. #4    3) Revised Density back to 8.0-9.0-9.5 from
                                                                6-0.7.5-8.5
                                                     12/3/04      as G. Naravan
 --------------------------------------------------------------------------------------------------------------

FINISHED PRODUCT SPECIFICATIONS

--------------------------------------------------------------------------------------------------------------------------------
               PRODUCT NAME:    PURECELL .200 MATERIAL
--------------------------------------------------------------------------------------------------------------------------------
                   CODE NO.:    00030-DIC-PRl-.200
--------------------------------------------------------------------------------------------------------------------------------
               DOCUMENT NO.:    FPI017
--------------------------------------------------------------------------------------------------------------------------------
PROPERTIES
                                               ----------------------------------------------------------------------------------
             BATCH SPECIFICATIONS                      . MINIMUM                    OPTIMUM                    MAXIMUM
---------------------------------------------------------------------------------------------------------------------------------
           % NON-VOLATILE (SOLIDS)                           40%                     50%                         60%
---------------------------------------------------------------------------------------------------------------------------------
                      pH                                    8.1%                     8.8%                        9.5%
---------------------------------------------------------------------------------------------------------------------------------
             VISCOSITY #2 50 RPM                         200CDS                     500cps                      800cps
---------------------------------------------------------------------------------------------------------------------------------
                    .COLOR                                                                                      WHITE
---------------------------------------------------------------------------------------------------------------------------------
                                               ----------------------------------------------------------------------------------
         FOAM SPECIFICATIONS'                            MINIMUM                    OPTIMUM                    MAXIMUM
---------------------------------------------------------------------------------------------------------------------------------
                      TYPE OF FOAM                                                  COSMETIC
---------------------------------------------------------------------------------------------------------------------------------
                WET GAUGE (THICKNESS)                    .210"                       .230"                       .250"
---------------------------------------------------------------------------------------------------------------------------------
                DRY GAUGE (THICKNESS.                    .180"                       .200"                       .220"
---------------------------------------------------------------------------------------------------------------------------------
                MOISTURE CONTENT (WEn                      33%                        36%                         39%
---------------------------------------------------------------------------------------------------------------------------------
        MOISTURE LEVEL (AFTER DRYING)                                                                            <1%*
---------------------------------------------------------------------------------------------------------------------------------
                        WIDTH 15" 15.5" 16"
---------------------------------------------------------------------------------------------------------------------------------
             DUROMETER (POINTS)                           45                         52.5                         60
---------------------------------------------------------------------------------------------------------------------------------
              DENSITY (LBS.fCU FT .                        9                          10                          11
---------------------------------------------------------------------------------------------------------------------------------
               GRAM WEIGHT G/FT2                          1.0                         1.5                         2.0
---------------------------------------------------------------------------------------------------------------------------------
                      FRAGRANCE                                                       N/A
---------------------------------------------------------------------------------------------------------------------------------
             LENGTH OF ROLL (LINEAR FEET)                                                                        200
---------------------------------------------------------------------------------------------------------------------------------
APPROVAL
--------------------------------------------------------------------------------------------------------------------------------
      TECHNICAL MANAGER.          QA MANAGER                 REV                   NOTES
                                                              #
--------------------------------------------------------------------------------------------------------------------------------
                                  F. Slim                     1    5/24/02    *Changed moisture level from < 5% to < 1%
--------------------------------------------------------------------------------------------------------------------------------

FINISHED PRODUCT SPECIFICATIONS

--------------------------------------------------------------------------------------------------------------------------------
              PRODUCT NAME:    .250" PURE CELL
--------------------------------------------------------------------------------------------------------------------------------
                  CODE NO.:    00030-DIC-PRI-l/4"
--------------------------------------------------------------------------------------------------------------------------------
              DOCUMENT NO.:    FPI015
--------------------------------------------------------------------------------------------------------------------------------
PROPERTIES
                                               ----------------------------------------------------------------------------------
            SA TCH SPECIFICATIONS                        MINIMUM                    OPTIMUM                    MAXIMUM
---------------------------------------------------------------------------------------------------------------------------------
           % NON-VOLATILE (SOLIDS)                         40%                        50%                        60%
---------------------------------------------------------------------------------------------------------------------------------
                        pH                                8.1%                        8.8%                       9.5%
---------------------------------------------------------------------------------------------------------------------------------
             VISCOSITY #2 50 RPM                         200CDS                       500CDS                    800cps
---------------------------------------------------------------------------------------------------------------------------------
                    COLOR
---------------------------------------------------------------------------------------------------------------------------------
                                               ----------------------------------------------------------------------------------
             FOAM SPECIFICATIONS                        MINIMUM                     OPTIMUM                    MAXIMUM

---------------------------------------------------------------------------------------------------------------------------------
                 TYPE OF FOAM                                                      COSMETIC
---------------------------------------------------------------------------------------------------------------------------------
            WET GAUGE (THICKNESS)                        .218"                       .280"                    .342"
---------------------------------------------------------------------------------------------------------------------------------
             DRY GAUGE (THICKNESS                        .188"                  .250"(see note)               .312"*
---------------------------------------------------------------------------------------------------------------------------------
            MOISTURE CONTENT (WEn                         33%                         36%                      39%
---------------------------------------------------------------------------------------------------------------------------------
        MOISTURE LEVEL (AFTER DRYING)                                                                         <5%**
---------------------------------------------------------------------------------------------------------------------------------
                    WIDTH                                14.5"                      15.25"                          16"
---------------------------------------------------------------------------------------------------------------------------------
              DUROMETER (POINTS)                           40                        47.5                       55
---------------------------------------------------------------------------------------------------------------------------------
             DENSITY (LBS./CU FT                          9.0                   10.0 (see note)               11.0***
---------------------------------------------------------------------------------------------------------------------------------
              GRAM WEIGHT G/FTZ                           1.0                         1.5                      2.0
---------------------------------------------------------------------------------------------------------------------------------
                  FRAGRANCE                                                           N/A
---------------------------------------------------------------------------------------------------------------------------------
         LENGTH OF ROLL (LINEAR FEET)                                                                          200
---------------------------------------------------------------------------------------------------------------------------------
5/31/02 Note: For Qosina (.250 buffed): 1-Thickness .230 to .270 2- Density 9.0 to 11.0
APPROVAL
---------------------------------------------------------------------------------------------------------------------------------
  TECHNICAL MANAGER              QA MANAGER                    REV#             NOTES
---------------------------------------------------------------------------------------------------------------------------------
                                 F.Slim                          *1  9/21/01    *Changed dry thickness tolerance from .250+/-
                                                                                .020 to .250 +/. 1/16
                                                               ** 2 5/24/02     **Changed moisture level from <5% to <1%
                                                              *** 3 9/12/02     ***Changed Density from 9+/.1 to 10+/.1 as per
                                                                                G.Narayan request.
                                                               4 6/24/03        6/24/03: Rev.#4 - Correction: Changed moisture
                                                                                level back to <5% as per G.Naravan
---------------------------------------------------------------------------------------------------------------------------------

FINISHED PRODUCT SPECIFICATIONS

--------------------------------------------------------------------------------------------------------------------------------
              PRODUCT NAME:     PURE CELL .300 MATERIAL
--------------------------------------------------------------------------------------------------------------------------------
                  CODE NO.:     00300-DIC-PRl-3/8"
--------------------------------------------------------------------------------------------------------------------------------
              DOCUMENT NO.:     FPIOll
--------------------------------------------------------------------------------------------------------------------------------
PROPERTIES
                                               ----------------------------------------------------------------------------------
            SA TCH SPECIFICATIONS                        MINIMUM                    OPTIMUM                    MAXIMUM
---------------------------------------------------------------------------------------------------------------------------------
           % NON-VOLATilE (SOLIDS)                         40%                        50%                        60%
---------------------------------------------------------------------------------------------------------------------------------
                      cH                                  8.1%                        8.8%                       9.5%
---------------------------------------------------------------------------------------------------------------------------------
             VISCOSITY #2 50 RPM                         200cps                      500cps                     800cps
---------------------------------------------------------------------------------------------------------------------------------
                    COLOR                                                                                       WHITE
---------------------------------------------------------------------------------------------------------------------------------
                                               ----------------------------------------------------------------------------------
             FOAM SPECIFICATIONS                         MINIMUM                    OPTIMUM                    MAXIMUM
---------------------------------------------------------------------------------------------------------------------------------
                 TYPE OF FOAM                                                       COSMETIC
---------------------------------------------------------------------------------------------------------------------------------
            WET GAUGE (THICKNESS)                        .4 20"                      .425"                      :440"
---------------------------------------------------------------------------------------------------------------------------------
             DRY GAUGE (THICKNESS                         .320"                      .350"                    .390"****
---------------------------------------------------------------------------------------------------------------------------------
            MOISTURE CONTENT (WET)                         33%                        36%                        39%
---------------------------------------------------------------------------------------------------------------------------------
        MOISTURE LEVEL (AFTER DRYING)                                                                           <1 %**
---------------------------------------------------------------------------------------------------------------------------------
                    WIDTH                                 14.5"                      15.25"                       16"
---------------------------------------------------------------------------------------------------------------------------------
              DUROMETER (POINTS)                           50                           55                        60
---------------------------------------------------------------------------------------------------------------------------------
             DENSITY (lBS./CU FT                            9                           10                        11
---------------------------------------------------------------------------------------------------------------------------------
               GRAM WEIGHT G/FP                            2.0                          2.5                       3.0
---------------------------------------------------------------------------------------------------------------------------------
                  FRAGRANCE                                                             N/A
---------------------------------------------------------------------------------------------------------------------------------
         LENGTH OF ROLL (LINEAR FEET)                                                                            200
---------------------------------------------------------------------------------------------------------------------------------
*Note:For Qosina, the dry thickness .270 to .330, wet thickness .350 to .370
APPROVAL
,.'
--------------------------------------------------------------------------------------------------------------------------------
  TECHNICAL MANAGER               QA MANAGER                    REV                  NOTES
                                                                 #
--------------------------------------------------------------------------------------------------------------------------------
                                  J. Petrucelli                **1     5/24/02     ** Changed moisture level from <5% to <1%
                                                              ***2     9/12/02    *** Changed Density from 9+/-1 to 10+/-1 as
                                                              ***2                    per G.Narayan request
                                                             ****3    11/18/02   **** Changed thickness spec. from .340 +/-.040
                                                                                      to .350 +.040/-.030 as per Wayne Celia
                                                             ****4    12/3/04   ***** Changed Durometer from 30-50 to 50-60
--------------------------------------------------------------------------------------------------------------------------------

FINISHED PRODUCT SPECIFICATIONS
-------------------------------------------------------------------------------------------------------------------------------
              PRODUCT NAME:     4MM Medical Foam
-------------------------------------------------------------------------------------------------------------------------------
                  CODE NO,:
-------------------------------------------------------------------------------------------------------------------------------
              DOCUMENT NO,:     FPl126
-------------------------------------------------------------------------------------------------------------------------------
PROPERTIES
                                               ---------------------------------------------------------------------------------
              F/P SPECIFICATIONS                        MINIMUM                    OPTIMUM                    MAXIMUM
--------------------------------------------------------------------------------------------------------------------------------
                 TYPE OF FOAM                                                      MEDICAL
--------------------------------------------------------------------------------------------------------------------------------
            WET GAUGE (THICKNESS)                        .173"                      .188"                       .193" .
--------------------------------------------------------------------------------------------------------------------------------
            DRY GAUGE (THICKNESS)                        .140"                      .160"                       .180"
--------------------------------------------------------------------------------------------------------------------------------
         MOISTURE LEVELCAFTER DRYING)                                                                           <5%
--------------------------------------------------------------------------------------------------------------------------------
              DUROMETER (POINTS)                           20                         30                        .40
--------------------------------------------------------------------------------------------------------------------------------
             DENSITY lLBS./CU.FT)                         7.5                       '8.25                       9.0
--------------------------------------------------------------------------------------------------------------------------------
APPROVAL
--------------------------------------------------------------------------------------------------------------------------------
  TECHNICAL MANAGER               QA MANAGER               REV#      NOTES
--------------------------------------------------------------------------------------------------------------------------------
  W.Celia                         J. Petrucelli           Initial
                                                          4127105
--------------------------------------------------------------------------------------------------------------------------------

                                   Appendix G
                                   -----------

                      Second Line Equipment Specifications


Line Speed----------------------------6-12 ft / minute

Traverse width------------------------0-40"

Product width-------------------------30" - 50"

Batch size-(maximum) --------------0-4000 LBS

Oven Capacity------------------------
           Air temperature---------------190-200-degree f
          < 5 %----based on formula and speed

Product Thickness--------------------.060"-1.5"

Product finished rolls Diameter-----50" diameter

Paper roll Diameter------------------24" Diameter

Paper roll width----------------------20.5"-25"

Maximum Polyol pump------------2300 grams / minute

Maximum Aqueous Pump---------4600 grams/ minute

                                   Appendix H
                                   ----------
                                 Price Schedule

                Item                            UOM                  Cost
--------------------------------------------------------------------------
                Cosmetic Foam
                -------------

1)         Purecell 1.00" cosmetic foam         SFT                  $1.25

2)         Purecell .200"                       SFT                  $ .60

3)         Purecell .250"                       SFT                  $ .65

4)         Purecell .300"                       SFT                  $ .70

                Medical Foam
                ------------

1)         4mm medical foam
           Dow Prepolymer JT6000                SFT                  $1.40

2)         4mm medical Foam
           Dow Prepolymer 2060                  SFT                  $1.75

                Urethane Gel
                ------------

1)         Large oval gel (Mens Metatarsal)     PAIR                 $ .42


2)         Small oval gel (Womens Metatarsal)   PAIR                 $ .38

                Dryz Product
                -------------

1)         1.5mm Dryz moisture management foam  SFT                  $ .57

--------------------------------------------------------------------------